UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):           May 1, 2006

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania	0-21639	23-2858652

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania		19044

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.      Results of Operations and Financial Condition.

     On May 1, 2006, NCO Group, Inc. issued a press release announcing its results of operations for the first quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The Company disclaims any obligation to update the information in this Report as a result of new information, future events, or otherwise.

Item 7.01.      Regulation FD Disclosure.

Item 9.01.      Financial Statements and Exhibits.

(c)	Exhibits
99.1	Press Release of NCO Group, Inc. dated May 1, 2006.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.

Date: May 2, 2006	By:	/s/ Steven L. Winokur
Steven L. Winokur
Executive Vice President
and Chief Financial Officer